UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2011 (March 17, 2011)

China Food and Beverage Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-53840	42-1769315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Division Street, Apt. 201 New York, NY	10002
(Address of principal executive offices)	(Zip Code)

(646) 717-8963
(Registrant’s telephone number, including area code)
None
(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c)  under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01

Change in Registrant’s Certifying Accountant.

(1)

(i)

On March 17, 2011, China Food and Beverage Acquisition Corp. (the “Company”) dismissed Friedman LLP (“Friedman”) as its independent certified public accountant.

(ii)

Since August 14, 2009 (inception) through December 31, 2010, and the interim period preceding the dismissal of Friedman, Friedman’s report on the financial statements contained no adverse opinion or disclaimer of opinion, nor was it modified as to audit scope or accounting principles. Friedman’s report contained an explanatory paragraph describing going concern contingencies.

(iii)

The dismissal was authorized and approved by the Board of Directors of the Company.

(iv)

Since August 14, 2009 (inception) through December 31, 2010, and the interim period preceding the dismissal of Friedman, there were no disagreements with Friedman on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Friedman, would have caused Friedman to make reference to the subject of that disagreement in its reports on the Company’s financial statements.

The Company requested that Friedman furnish it with a letter addressed to the United States Securities and Exchange Commission (the “SEC”) stating whether or not it agrees with the Company’s statements in this Item 4.01.  A copy of the letter furnished by Friedman in response to this request, dated March 23, 2011, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(2)  On March 17, 2011, the Company engaged Paritz & Company, P.A. (“Paritz”) as its new independent certifying public accountant.  The engagement of Paritz was approved by the Company’s board of directors. During the two most recent fiscal years and the interim period preceding the engagement of Paritz, the Company has not consulted with Paritz regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Paritz or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Although the Company’s principal office is in the People’s Republic of China (“China”), the Company does not intend to hire another auditor to audit any operations in China because the Company has no assets and no operations. The Company qualifies as a “shell company” as defined by SEC Rule 12b-2 under the Securities Exchange Act of 1934, and its business purpose is to pursue a business combination. Since inception, the Company has completed minimal transactions solely related to the organization of the Company, obtaining initial financing, filing the Company’s Registration Statement on Form 10 and filing the Company’s periodic reports. We expect that our U.S. auditor will perform all required audit procedures within the United States.

Item 9.01 Financial Statements and Exhibits.

     (d)  Exhibits:  The following exhibits are filed as part of this report:

Exhibit

Number

Description

------------

---------------

 16.1

Letter to SEC from Friedman, dated March 23, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    CHINA FOOD AND BEVERAGE ACQUISITION CORP.

Date: March 23, 2011

    By:  /s/ Chen Yi Quan

           Chen Yi Quan

           President and Director

Exhibit 16.1

March 23, 2011

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C.  20549-7561

File Number 000-53840

Dear Sirs/Madams:

We have read Item 4.01 of China Food & Beverage Acquisition Corp. Form 8-K dated March 23, 2011 and we agree with the statements made concerning our firm.

Sincerely,

/s/Friedman LLP

FLLP:sm

EW-2011:03:03:SEC:Ltr:China Education Acquisition Corp.

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